EXHIBIT 10.11 (iii)

AMENDMENT TWO

TO

EMPLOYMENT AGREEMENT

Effective January 1, 2003, this AMENDMENT TWO TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana insurance company (the “Company”) and John M. Murphy (the “Executive”) hereby amends the EMPLOYMENT AGREEMENT (the “Agreement”) between the parties dated as of the 6th day of September, 2000, as follows:

1.	Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31st day of December, 2004.

2.	The first paragraph of Section 11 of the Agreement is hereby amended by deleting the provision “one (1) year” and inserting in place thereof “eighteen (18) months.”

3.	Section 16(b) of the Agreement is hereby amended by deleting the provision “one (1) year” and inserting in place thereof “eighteen (18) months.”

4.	All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT TWO TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.

John M. Murphy	Anthem Insurance Companies, Inc.

/s/ John M. Murphy	By:	/s/ Larry C. Glasscock

Name: Larry C. Glasscock Title: President and CEO